UNITED STATES

                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                              September 24, 2004
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               Date of Report (Date of earliest event reported)


                                NeoPharm, Inc.
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            (Exact name of registrant as specified in its charter)


      Delaware                       001-12493                51-0327886
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(State or other jurisdiction      (Commission                (IRS Employer
   of incorporation)              File Number)              Identification No.)


         150 Field Drive, Suite 195, Lake Forest, Illinois          60045
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         (Address of principal executive offices)                (Zip Code)


Registrant's telephone number, including area code     847-295-8678
                                                    ---------------------------


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        (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 1.01 Entry into a Material Definitive Agreement.

         On September 24, 2004, NeoPharm, Inc. (the "Company") entered into Director and Executive Officer Indemnification Agreements (collectively, the "Indemnification Agreements") with each of its directors, its Chief Executive Officer, its Chief Financial Officer, its Chief Medical Officer and its Chief Scientific Officer (each, an "Indemnitee"), substantially in the form as adopted by the Board of Directors of the Company on September 20, 2004. The Indemnification Agreements provide, among other things, the Indemnitees with contractual rights to indemnification and advancement or reimbursement of expenses to the fullest extent of the law in connection with any and all expenses, damages, judgments, fines, penalties, and amounts paid in settlement incurred by the Indemnitees as a result of their service to and actions on behalf of the Company.

         The foregoing description of the Indemnification Agreements is a general description only and is qualified in its entirety by reference to the form of Indemnification Agreement, a copy of which is attached hereto as
Exhibit 10.01 and incorporated herein by reference.


Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

Exhibit           Description
-------           -----------

10.01 Form of Director and Executive Officer Indemnification Agreement of NeoPharm, Inc., as adopted on September 20, 2004.

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                NeoPharm, Inc.


                                                /s/  Lawrence Kenyon
                                                -----------------------------
Date: September 30, 2004                        By:  Lawrence Kenyon
                                                Its: Chief Financial Officer
                                                     (Principal Accounting
                                                     Officer and Principal
                                                     Financial Officer)